UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.   )

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FRANKLIN FINANCIAL SERVICES CORPORATION
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FRANKLIN FINANCIAL SERVICES CORPORATION

20 South Main Street

P.O. Box 6010

Chambersburg, PA   17201-6010

(717) 264-6116

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD APRIL 28, 2020

TO THE SHAREHOLDERS OF FRANKLIN FINANCIAL SERVICES CORPORATION:

Notice is hereby given that, pursuant to the call of its directors, the regular Annual Meeting of Shareholders of FRANKLIN FINANCIAL SERVICES CORPORATION, Chambersburg, Pennsylvania, will be held on Tuesday, April 28, 2020, at 9:00 a.m. at The Orchards Restaurant, 1580 Orchard Drive, Chambersburg, Pennsylvania, for the purpose of considering and voting upon the following matters:

1. ELECTION OF DIRECTORS.  To elect the four nominees identified in the accompanying Proxy Statement as directors to Class A for three year terms and until their successors are elected and qualified.

2. SAY-ON-PAY.  To provide a non-binding advisory vote approving the compensation paid to our named executive officers in 2019.

3. AMENDMENT TO THE ARTICLES OF INCORPORATION.  To approve and adopt an amendment to Franklin Financial’s Articles of Incorporation to add new Article 13 to authorize uncertificated shares.

4. RATIFICATION OF THE SELECTION OF AUDITORS.  To ratify the Audit Committee’s selection of Crowe LLP as Franklin Financial’s independent registered public accounting firm for 2020.

4. OTHER BUSINESS.  To consider other business, if any, as may properly be brought before the meeting and any adjournments thereof.

Your Board of Directors recommends that you vote:

FOR the election as directors to Class A of the four nominees identified in the accompanying Proxy Statement;

FOR approval of the compensation paid to our named executive officers in 2019 (Say-on-Pay);

FOR the approval and adoption of the amendment to the Articles of Incorporation; and

FOR the ratification of the selection of Crowe LLP as Franklin Financial’s independent registered public accounting firm for 2020.

Only those shareholders of record at the close of business on March 4, 2020 shall be entitled to notice of and to vote at the Annual Meeting.

This Notice of Annual Meeting of Shareholders and the accompanying proxy statement, annual report and proxy card are being mailed to shareholders on or about March 16, 2020.

You may vote by completing and returning the enclosed Proxy Card, by internet, by phone or in person at the meeting.  If you attend the meeting and want to change your vote, you may withdraw your proxy and vote in person.

You are cordially invited to attend the meeting and the breakfast which will precede the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

MARK R. HOLLAR, Senior Vice President, Treasurer and Chief Financial Officer

Enclosures

March 16, 2020

GENERAL INFORMATION

On or about March 16, 2020, we mailed to our shareholders the Proxy Statement, the Notice of Annual Meeting of Shareholders, Annual Report and proxy card.

Date, Time and Place of Meeting

The Annual Meeting of the shareholders of Franklin Financial Services Corporation (hereinafter, "Franklin Financial" or the "Company") will be held on Tuesday, April 28, 2020, at 9:00 a.m. at The Orchards Restaurant, 1580 Orchard Drive, Chambersburg, Pennsylvania.

Shareholders Entitled to Vote

Shareholders of record at the close of business on March 4, 2020 are entitled to notice of and to vote at the meeting.

Purpose of Meeting

Shareholders will be asked to consider and vote upon the following matters at the Annual Meeting:

(1)	the election of four (4) directors to Class A for the term of three years and until their successors are elected and qualified;

(2)	to provide a non-binding advisory vote on the compensation paid to our named executive officers in 2019 as disclosed in this proxy statement (“Say-On-Pay”);

(3)	to approve and adopt an amendment to the Articles of Incorporation;

(4)	to ratify the Audit Committee’s selection of Crowe LLP as Franklin Financial’s independent registered public accounting firm for 2020; and

(5)	such other business as may be properly brought before the meeting and any adjournments thereof.

Solicitation of Proxies

This Proxy Statement is furnished in connection with the solicitation of proxies, in the accompanying form, by the Board of Directors of Franklin Financial for use at the Annual Meeting and any adjournments thereof.

The expense of soliciting proxies will be borne by Franklin Financial. In addition to the use of the mails and the Internet, the directors, officers, and employees of Franklin Financial and of any subsidiary may, without additional compensation, solicit proxies personally or by telephone.  Franklin Financial has engaged Georgeson LLC, a proxy solicitation firm, to aid in the solicitation of proxies in order to assure sufficient votes on the proposals presented. Franklin Financial will pay Georgeson a base fee of $9 thousand, plus per-call fees, and reimbursement of its out-of-pocket expenses for its services.

Farmers and Merchants Trust Company of Chambersburg (hereinafter, "F&M Trust") is a wholly owned subsidiary of Franklin Financial. This Proxy Statement, while prepared in connection with the Annual Meeting of Shareholders of Franklin Financial, contains certain information relating to F&M Trust which will be identified where appropriate.

Revocability and Voting of Proxies

The execution and return of the enclosed proxy will not affect a shareholder's right to attend the meeting and to vote in person. Any proxy given pursuant to this solicitation may be revoked by delivering written notice of revocation to Amanda M. Ducey, Corporate Secretary of Franklin Financial, at any time before the proxy is voted at the meeting. Unless revoked, any proxy given pursuant to this solicitation will be voted at the meeting in accordance with the instructions thereon of the shareholder giving the proxy. In the absence of instructions, all proxies will be voted:

FOR the election of the four nominees identified in this Proxy Statement as directors to Class A for three-year terms;

FOR approval of the compensation paid to our named executive officers in 2019 as disclosed in this proxy statement (Say-on-Pay);

FOR the approval and adoption of the amendment to the Articles of Incorporation; and

FOR the ratification of the Audit Committee’s selection of Crowe LLP as Franklin Financial’s independent registered public accounting firm for 2020.

The enclosed proxy confers upon the persons named as proxies therein discretionary authority to vote the shares represented thereby on all matters that may come before the meeting in addition to the scheduled items of business, including unscheduled shareholder proposals and matters incident to the conduct of the meeting. Although the Board of Directors knows of no other business to be presented, in the event any other matters are brought before the meeting, the shares represented by any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of the Board of Directors of Franklin Financial.

Shares held for the account of shareholders who participate in the Dividend Reinvestment Plan will be voted in accordance with the instructions of each shareholder as set forth in his proxy. If a shareholder who participates in the Dividend Reinvestment Plan does not return a proxy, the shares held for his account under the Dividend Reinvestment Plan will not be voted.

Voting of Shares and Principal Holders Thereof

At the close of business on March 4, 2020, Franklin Financial had issued and outstanding 4,329,418 shares of common stock. There is no other class of stock outstanding.

A majority of the outstanding shares of common stock present in person or by proxy will constitute a quorum for the conduct of business at the Annual Meeting. Each share is entitled to one vote on all matters submitted to a vote of the shareholders. In the case of the election of directors, the four candidates receiving the highest number of votes shall be elected directors of Franklin Financial. Accordingly, in the absence of a contested election, votes withheld from a particular nominee or nominees, abstentions and broker non-votes will not influence the outcome of the election. In the case of the amendment to the Articles of Incorporation to add new Article 13, approval of the amendment requires the affirmative vote of the holders of a majority of shares entitled to vote at the Annual Meeting.  A majority of the votes cast by shareholders present in person or by proxy and entitled to vote at a meeting at which a quorum is present is required to approve each of the other proposals. Abstentions and broker non-votes will not be treated as votes cast and, therefore, will have no effect on whether or not a proposal is approved.

To the knowledge of Franklin Financial, no person owned of record or beneficially on December 31, 2019 more than five percent (5%) of the outstanding shares of common stock of Franklin Financial.

Shares Held in Street Name

If your shares are held in "street name" by your bank or broker or other intermediary, you will receive voting instructions from your intermediary which you must follow in order for your shares to be voted in accordance with your directions. Many intermediaries permit their clients to vote via the internet or by telephone. Whether or not internet or telephone voting is available, you may vote your shares by returning the voting instruction card which you will receive from your intermediary.

Shareholder Proposals

Pursuant to Rule 14a-8 promulgated by the Securities and Exchange Commission (hereafter, the "SEC") and Section 2.4 of the Bylaws of Franklin Financial, shareholder proposals intended to be presented at the 2021 Annual Meeting of the shareholders of Franklin Financial must be received at the executive offices of Franklin Financial no later than November 16, 2020, nor earlier than October 17, 2020, in order to be eligible for inclusion in the proxy statement and proxy form to be prepared by Franklin Financial in connection with the 2021 Annual Meeting. A shareholder proposal which does not satisfy the notice and other requirements of SEC Rule 14a-8 and the Bylaws of Franklin Financial is not required to be included in Franklin Financial’s proxy statement and proxy form and may not be presented at the 2021 Annual Meeting. All shareholder proposals should be sent to: Franklin Financial Services Corporation, Attention: President, 20 South Main Street, P.O. Box 6010, Chambersburg, Pennsylvania 17201-6010.

Availability of Proxy Materials for the Shareholders Meeting to Be Held on April 28, 2020

This Proxy Statement, the form of proxy and the 2019 Annual Report to Shareholders are available at:

www.edocumentview.com/fraf

Recommendations of the Board of Directors

The Board of Directors recommends that the shareholders vote:

FOR the election as directors to Class A for three-year terms, the four nominees identified in this proxy statement.

FOR approval of the compensation paid to our named executive officers in 2019 as disclosed in this proxy statement (Say-on-Pay).

FOR the approval and adoption of the amendment to the Articles of Incorporation;

FOR the ratification of the Audit Committee’s selection of Crowe LLP as Franklin Financial’s independent registered public accounting firm for 2020.

CORPORATE GOVERNANCE POLICIES, PRACTICES AND PROCEDURES

Franklin Financial is and always has been committed to the highest ideals in the conduct of its business and to observing sound corporate governance policies, practices and procedures.

In order to comply with the requirements of the Sarbanes-Oxley Act and related SEC rules and regulations, Franklin Financial has taken a number of actions which are intended to strengthen and improve its commitment to sound corporate governance. These actions include the following:

·	The Board of Directors has adopted formal Corporate Governance Guidelines, a copy of which is posted on Franklin Financial's website at www.franklinfin.com.

·

The Board of Directors has adopted a Conflicts of Interest Policy for Directors and Executive Officers that focuses on issues of ethical business conduct relating to conflicts of interest, which is contained in the Code of Ethics policy and is posted on Franklin Financial’s website at www.franklinfin.com.

·

The Board of Directors has adopted a Code of Ethics Applicable to Senior Executives addressing the integrity of Franklin Financial’s periodic reports filed with the Securities and Exchange Commission and other public communications, and compliance with all applicable governmental rules and regulations, as required by the Sarbanes-Oxley Act and related SEC rules and regulations, which is posted on Franklin Financial’s website at www.franklinfin.com.

·

The Board of Directors has adopted written charters for its Audit, Compensation and Personnel, and Nominating and Corporate Governance Committees, copies of which are posted on Franklin Financial's website at www.franklinfin.com.

Pursuant to the terms of its Corporate Governance Guidelines, Franklin Financial’s "independent directors" meet at least quarterly in executive session (i.e., without the presence of the Chief Executive Officer or other members of Franklin Financial's management).

ELECTION OF DIRECTORS

General Information

The Bylaws of Franklin Financial provide that the Board of Directors shall consist of not less than five nor more than twenty-five persons and that the directors shall be classified with respect to the time they shall severally hold office by dividing them into three classes, each consisting as nearly as possible of one-third of the number of the whole Board of Directors. The Bylaws further provide that the directors of each class shall be elected for a term of three years so that the term of office of one class of directors shall expire in each year. Finally, the Bylaws provide that the number of directors in each class of directors shall be determined by the Board of Directors.

A majority of the Board of Directors may increase the number of directors between meetings of shareholders. Any vacancy occurring in the Board of Directors, whether due to an increase in the number of directors, resignation, retirement, death, or any other reason, may be filled by appointment by the remaining directors. Any director who is appointed to fill a vacancy shall hold office until a successor director is duly elected by the shareholders at the next Annual Meeting at which directors in this class are elected.

Franklin Financial’s Bylaws provide for the mandatory retirement of directors at the end of the calendar year in which a director reaches age 72. The Corporate Governance Guidelines provide that no director may be nominated to a new term if they would be age

72 or older at the time of election. Director Walker reached the mandatory retirement age in 2019 and retired from the Board of Directors on December 31, 2019.

The Board of Directors has determined that the Board shall consist of twelve directors. There are four (4) directors whose terms of office will expire at the 2020 Annual Meeting, and eight continuing directors whose terms of office will expire at the 2021 or 2022 Annual Meeting. The Board of Directors has nominated the following persons for election to the Board of Directors at the 2020 Annual Meeting to the class and for the term specified below:

CLASS A

For a Term of Three Years

G. Warren ElliottTimothy G. HenryStanley J. KerlinKimberly M. Rzomp

In the event that any of the foregoing nominees are unable to accept nomination or election, the shares represented by any proxy given pursuant to this solicitation will be voted in favor of such other persons as the Board of Directors of Franklin Financial may recommend. The Board of Directors, however, has no reason to believe that any of its nominees will be unable to accept nomination or to serve as a director if elected.

Nominations for Election of Directors

In accordance with Section 3.5 of the Bylaws of Franklin Financial, any shareholder of record entitled to vote for the election of directors who is a shareholder on the record date and on the date of the meeting at which directors are to be elected may nominate a candidate for election to the Board of Directors, provided that the shareholder has given proper written notice of the nomination, which notice must contain certain prescribed information and must be delivered to the President of Franklin Financial not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting. The Chairman of the meeting must determine whether a nomination has been made in accordance with the requirements of the Bylaws and, if he determines that a nomination is defective, such nomination and any votes cast for the nominee shall be disregarded.

Shareholders may also recommend qualified persons for consideration by the Nominating and Corporate Governance Committee to be included in Franklin Financial's proxy materials as a nominee of the Board of Directors. A shareholder who wishes to make such a recommendation must submit their recommendation in writing addressed to the Chairman of the Board, Franklin Financial Services Corporation, P.O. Box 6010, Chambersburg, Pennsylvania 17201-6010. The recommendation must include the proposed nominee's name and qualifications and must be delivered not less than 120 days prior to the anniversary date of the immediately preceding annual meeting.

Nominating and Corporate Governance Committee Process for the Selection and Evaluation of Nominees

Franklin Financial's Board of Directors has adopted a Job Description identifying the qualifications expected of a member of the Board of Directors and the criteria to be applied by the Nominating and Corporate Governance Committee in evaluating candidates who will be recommended to the Board of Directors as nominees for election to the Board. A candidate must possess good business judgment and must be free of any relationship which would compromise their ability to properly perform the duties of a director. A candidate must have sufficient financial background and experience to be able to read and understand financial statements and to evaluate financial performance. A candidate should have proven leadership skills and management experience and should be actively involved in the community served by Franklin Financial and its subsidiaries. A candidate must be willing and able to commit the time and attention necessary to actively participate in Board affairs. In addition, a candidate must be a person of integrity and sound character. Although the Nominating and Corporate Governance Committee does not have a policy with regard to considering diversity in identifying nominees for director, the Committee does consider whether a candidate’s age, background, skills and experience will compliment or supplement those of other members of the Board of Directors in order to achieve an appropriate balance and diversity of such qualities and characteristics.

The Nominating and Corporate Governance Committee uses a variety of methods for identifying and evaluating potential nominees for election to the Board of Directors. The Nominating and Corporate Governance Committee regularly assesses the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that a vacancy is anticipated or otherwise arises, the Nominating and Corporate Governance Committee typically considers and interviews several potential candidates for appointment to fill the vacancy. Candidates may come to the attention of the Nominating and Corporate Governance Committee through current Board members, shareholders and other persons. These candidates are evaluated by the Nominating and Corporate Governance Committee and may be considered at any time during the year. In evaluating potential nominees, the Nominating and Corporate Governance Committee seeks to achieve a balance of knowledge, skills and experience on the Board. The Nominating and Corporate Governance Committee has not engaged third party consultants in connection with the identification or evaluation of potential nominees.

The Nominating and Corporate Governance Committee will consider persons recommended by shareholders as potential nominees for election to the Board of Directors, provided that recommendations are made in accordance with the procedures described above under the caption "Nominations for Election of Directors." A potential nominee who is recommended by a shareholder will be evaluated by the Nominating and Corporate Governance Committee in the same fashion as other persons who are considered by the Committee as potential candidates for election to the Board of Directors.

Director Independence

The Board of Directors has determined that each director is an "independent director," as such term is defined in the NASDAQ Stock Market Rules except for Timothy G. Henry, President and CEO, Franklin Financial Services Corporation and Farmers and Merchants Trust Company.

Information about Nominees and Continuing Directors

Information concerning the four persons nominated for election to Class A of the Board of Directors of Franklin Financial at the 2020 Annual Meeting and concerning the seven continuing directors follows.

NOMINEES FOR CLASS A DIRECTORS (Term expires 2023)

G. Warren Elliott

Age: 65

Year Became Director: 1991

Chairman of the Board since 2012

Vice Chairman of the Board 2010-2011

Committees: ALCO, Audit, Credit Risk Oversight, Executive (Chair), Nominating and Corporate Governance, Compensation and Personnel (Chair)

Mr. Elliott graduated with honors with a B.A. in Public Administration and an M.S. in Public Administration from Shippensburg University in 1976 and 1977 respectively. He is a Distinguished Alumnus of Shippensburg University and in 2014 he was presented an honorary Doctoral degree in Public Service. He is also a Distinguished Alumnus and Centennial Fellow of Penn State Mont Alto.

Mr. Elliott is currently President of Cardinal Crossings, Inc. and CCI Properties, LLC, municipal government consulting and real estate investment firms. From 1991 to 1995 he served as an adjunct faculty member at Shippensburg University teaching state and local government. Mr. Elliott also served Franklin County as a Commissioner for many years and as Chairman of the Board of Commissioners from 1996 to 2007. Mr. Elliott has been recognized by a number of civic organizations with awards. Mr. Elliott has served and continues to serve on the boards of numerous organizations within the Company’s trade area. He also serves as a member of the Chesapeake Bay Commission and the Mid-Atlantic Fisheries Management Council. The Board of Directors values Mr. Elliott’s considerable knowledge regarding county and local government, his entrepreneurial experience with business and sales, as well as the leadership skills he has developed through his service in Franklin County government and civic service.

Timothy G. Henry

Age: 61

Year Became Director: 2016

Mr. Henry joined Franklin Financial and F&M Trust as President and as a Director on February 1, 2016. He became Chief Executive Officer on July 1, 2016. Mr. Henry received a bachelor’s degree in dairy science from the Pennsylvania State University and an MBA from St. Joseph’s University in Philadelphia. Mr. Henry has had a career of more than 30 years in the banking industry in central Pennsylvania and the Hagerstown and Frederick, Maryland areas. He has extensive experience in managing branch networks, lending and private banking. He served as Chief Executive Officer of Centra Bank, a start-up in Hagerstown, and as a senior officer of BlueRidge Bank, a start-up in Frederick, where he gained significant experience in risk management, compliance and operations. Most recently, Mr. Henry served for three years as Susquehanna Bank’s Commercial Executive for its Washington County, Maryland region. The Pennsylvania Banking Code requires that a bank president be a member of the bank’s board of directors. In addition, the Board believes that it is important that the President serve as a Director so that the President may interact with his fellow Directors on a peer to peer basis. The Board of Directors values Mr. Henry’s depth and breadth of experience in the banking industry.

Stanley J. Kerlin

Age: 66

Year Became Director: 2006

Committees: ALCO (Chair), Credit Risk Oversight, Executive, Trust

Mr. Kerlin graduated Cum Laude with a B.A. Degree in History from Elizabethtown College in 1976 and a J.D. Degree from Dickinson School of Law in 1979. Mr. Kerlin has engaged in the active practice of law for over 35 years and has owned and operated his own law practice as both a partner and a sole practitioner. Mr. Kerlin is active in his church and in several community and political organizations within the Company's Fulton and Huntingdon County market area. Mr. Kerlin's knowledge of business and management provide valuable insight to the Board. The Board of Directors values Mr. Kerlin’s perspective as a lawyer and community leader in the Company’s Fulton and Huntingdon County market area.

Kimberly M. Rzomp

Age: 63

Year Became Director: 2019

Committees: Audit, ALCO, Credit Risk Oversight

Ms. Rzomp graduated from Lycoming College in 1978 with a B.A. in Economics and Business Administration and Shippensburg University in 1987 with an M.B.A.

Ms. Rzomp is the former (retired) Chief Financial Officer for Summit Health, a $600 million non-profit health care system located in south-central Pennsylvania.  Summit Health is comprised of two acute care hospitals; Chambersburg and Waynesboro Hospitals, a cancer care center, and a medical group of 250 providers.  In her role, she was the primary corporate officer for Board committees including Finance, Audit and Compliance, and Investment.  She was a voting member of Summit Physician Services Board of Directors, and Treasurer for all Boards of Summit Health.

Ms. Rzomp was a former volunteer Board member for the Shook Home and United Way of Franklin County.  Ms. Rzomp’s knowledge of business and management, financial operations, auditing and compliance, financial planning, and risk management is valuable to the Board.

CLASS C DIRECTORS (Term expires 2021)

Kevin W. Craig

Age: 54

Year Became Director: 2020

Committees: Audit, Asset-Liability, Credit Risk Oversight

Mr. Craig graduated with a B.S. in Accounting from the Pennsylvania State University in 1987.  After graduation he worked for Ernst & Young where he received his certified public accounting license. (currently inactive)

Mr. Craig is the CEO of Pro-Cut Construction Services, Inc., a regional concrete sawing and drilling contractor.  He is the former owner of DriveKore, Inc. a regional construction tool and fastener supply company.  His career spans over 30 years, beginning as a CPA at Ernst and Young and then holding CFO positions at several venture capital backed companies before purchasing DriveKore, Inc. in 1999.  He is currently the Treasurer and member of the Board of Governors of the West Shore Country Club in Camp Hill, PA.  The Board of Directors values Mr. Craig’s accounting and business expertise and his insights pertaining to the construction industry and privately held businesses.  He is a lifelong resident of Central Pennsylvania and is an active business and community leader.

Daniel J. Fisher

Age: 63

Year Became Director: 2010

Committees: ALCO, Audit, Nominating and Corporate Governance (Chair), Compensation and Personnel

Mr. Fisher graduated from Muhlenberg College with a B.A. in Business Administration in 1978 and from Lehigh University with a MS in Management Science in 1986. Mr. Fisher retired as President and CEO of D. L. Martin Company on June 30, 2017 and remains active on its Board, and as an Operations Consultant. The Board of Directors values Mr. Fisher’s manufacturing background and experience. Mr. Fisher is active in his community and the Company’s Franklin County market area, where he has served and continues to serve on various boards.

Donald A. Fry

Age: 70

Year Became Director: 1998

Committees:  Executive and Trust

Mr. Fry graduated from Waynesburg University in 1973 with a B.A. in Accounting and Economics. Mr. Fry currently serves as Chairman of the Board of ANDOCO, Inc. which trades as Cumberland Valley Rental. Although retired from the day-to-day operations, Mr. Fry continues to be active in the company. He has served and continues to serve on the boards of organizations within the Company's Shippensburg, Pennsylvania market area. The Board of Directors values Mr. Fry's entrepreneurial and business experience and his accounting background.

Donald H. Mowery

Age: 68

Year Became Director: 2010

Committees: Audit, Credit Risk Oversight, Nominating and Corporate Governance

Mr. Mowery is managing partner of RSM Associates, LP, a real estate development firm focusing on the development of business centers and industrial parks. Additionally, he is the third-generation former owner and CEO of R. S. Mowery & Sons, Inc., a regional contractor founded in 1925. His career in the construction and real estate development industries spans over 48 years, beginning as a laborer in 1968 and advancing through various positions over the years. Mr. Mowery received a B.S. in Civil Engineering in 1974 from Drexel University. He has completed post-baccalaureate studies in engineering and construction management at the Pennsylvania State University. Mr. Mowery is a Registered Professional Engineer. Mr. Mowery's business and leadership expertise provide our Board with valuable insights, particularly pertaining to the construction industry, real estate development, and family businesses. As a life-long resident of the area, Mr. Mowery is a well-known and respected member of the community, which provides positive exposure for the Company in the market area that he represents.

CLASS B DIRECTORS (Term expires 2022)

Martin R. Brown

Age: 68

Year Became Director: 2006

Committees: Audit, Executive, Compensation and Personnel, Trust (Chair)

Mr. Brown graduated with honors from the Pittsburgh Institute of Mortuary Science in 1973. He is a licensed Pennsylvania Funeral Director who operates three family owned funeral homes within the Company's Fulton and Huntingdon County market area. Additionally, Mr. Brown is President of M.R. Brown Management, Inc. where he is the managing general partner of Sandy Ridge Express convenience store, Sandy Ridge A&W Restaurant and Marymart Family LP, which owns Sandy Ridge Station Mall. Along with his wife, Mr. Brown is the owner of the Sandy Ridge Market, a full-service grocery store located at the Sandy Ridge Station Mall. Mr. Brown has served and continues to serve on the boards of organizations within the Company's Fulton and Huntingdon County market area. The Board of Directors values Mr. Brown's entrepreneurial background and business management experience and his status as a business leader in the Company’s Fulton and Huntingdon County market area.

Gregory A. Duffey

Age: 61

Year Became Director: 2015

Committees: ALCO, Nominating and Corporate Governance, Trust

Mr. Duffey is President of CFPM Insurance, a division of KSI Insurance. Mr. Duffey began his career in the insurance business in 1980 after attending Shippensburg University. The Board of Directors values Mr. Duffey’s experience as a business and community leader. For more than thirty years, Mr. Duffey has been very active in the Company’s Franklin County market area having served on the boards or in leadership positions of non-profit and community development organizations.

Allan E. Jennings, Jr.

Age: 70

Year Became Director: 2002

Committees: ALCO, Audit (Chair), Credit Risk Oversight, Executive, Compensation and Personnel

Mr. Jennings graduated with honors from Lehigh University in 1971 with a B.S. in Industrial Engineering. He has been President and CEO of Jennings Automotive, Inc. (dba Jennings Chevrolet Buick GMC) since 1986. Mr. Jennings is a former director and past Chairman of the Pennsylvania Automotive Association and the Chambersburg Area Development Corporation. The Board of Directors values Mr. Jennings' entrepreneurial background and business experience, including his knowledge of sales and marketing, and his leadership in the automotive industry. His participation on local boards provides valuable information relative to the Franklin County market area.

Patricia D. Lacy

Age: 61

Year Became Director: 2015

Committees: Nominating and Corporate Governance, Compensation and Personnel, Trust

Ms. Lacy graduated from Temple University in 1980 with a B.A. in Sociology, and from Dickinson School of Law with a J.D. degree in 1983. Ms. Lacy retired as President and a Director of the Beistle Company, a world renowned manufacturer of decorations and party goods. Her career with the Beistle Company began in 1989 where she served in a number of positions including Director of

Human Resources and General Counsel. Prior to that, she served as a captain in the USAF in the Judge Advocate Corps. The Board of Directors values Ms. Lacy’s leadership skills and her knowledge of business, human resources, and corporate governance. Ms. Lacy is a business and community leader in the Company’s Cumberland County market area.

Common Stock Ownership of Directors, Nominees and Executive Officers

The following table includes information concerning shares of Franklin Financial common stock beneficially owned by directors, nominees, and the executive officers who are named in the Summary Compensation Table appearing elsewhere in this Proxy Statement and by all directors and executive officers as a group. There are no family relationships between or among any of the Company's executive officers, directors or nominees.

	Shares of Stock of Franklin		Percentage of Total
	Beneficially Owned as of		Outstanding Shares as of
Name	12/31/2019 (1)		12/31/2019 (2)

Martin R. Brown	5,756
Steven D. Butz	11,711	(3)
Kevin W. Craig	750
Gregory A. Duffey	6,566
G. Warren Elliott	7,819
Daniel J. Fisher	18,413
Donald A. Fry	5,845
Timothy G. Henry	10,148	(3)
Mark R. Hollar	16,245	(3)
Allan E. Jennings, Jr.	16,889	(4)
Stanley J. Kerlin	32,284	(5)
Patricia D. Lacy	6,976
Donald H. Mowery	41,627	(6)
Kimberly M. Rzomp	2,000

All Directors and Executive Officers as a Group (20 Persons)	236,068		5.42%

_____________________

(1)

Beneficial ownership of shares of the common stock of Franklin Financial is determined in accordance with SEC Rule 13d-3, which provides that a person shall be deemed to own any stock with respect to which he, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote or to direct the voting of the stock, or (ii) investment power, which includes the power to dispose or to direct the disposition of the stock. A person is also deemed to own any stock which he has the right to acquire within 60 days through the exercise of an option or conversion right, through the revocation of a trust or similar arrangement, or otherwise. Unless otherwise stated, each director and executive officer has sole voting and investment power with respect to the shares shown above or holds the shares jointly with his or her spouse.

(2)	Unless otherwise stated, the number of shares shown represents less than one percent of the total number of shares of common stock outstanding.

(3)	Includes options issued under the Incentive Stock Option Plan and options issued under the Employee Stock Purchase Plan as reported in the Outstanding Equity Award table.
(4)	Includes 13,010 shares held in the name of Mr. Jennings’ spouse.

(5)	Includes 5,787 shares held by Mr. Kerlin as co-trustee of the Kerlin Family Trust and 21,158 shares with respect to which Mr. Kerlin holds power of attorney.
(6)	All shares held by an entity controlled by Mr. Mowery.

Meetings of the Board of Directors

Franklin Financial's Corporate Governance Guidelines provide that directors are expected to attend meetings of the Board of Directors, meetings of the committees on which they serve, and the annual meeting of shareholders. The Boards of Directors of the Company and of F&M Trust met a total of 66 times, including board meetings and committee meetings, during 2019. All directors attended 75% or more of the aggregate number of meetings of the Boards of Directors and of the various committees of the Board of Directors on which they served, and eleven of twelve directors attended the annual meeting of shareholders in 2019.

2019 Director Compensation

Director compensation, including fees and other forms of compensation are set annually by the Compensation and Personnel Committee.

The following table sets forth the components of compensation for non-employee directors for 2019.

Board Fees	2019
Board Chair Annual Retainer	$35,000
Annual Board Retainer - Franklin Financial	$12,000
Annual Board Retainer - F&M Trust	$18,000
Audit Committee Chair Annual Retainer	$7,500
Committee Chair Annual Retainer	$2,500
Franklin Financial Meeting fee	$750
Committee Meeting Fee (Franklin Financial or F&M Trust)	$600

The following table provides certain summary information concerning the total compensation paid or accrued by Franklin Financial and F&M Trust in 2019 to each non-employee member of the Board of Directors.

2019 DIRECTOR COMPENSATION

		Fees
		Earned	Non-Equity
		or Paid in	Incentive Plan	All Other
		Cash (1)	Compensation (2)	Compensation		Total
Name		$	$	$		$
Martin R. Brown		56,900	-	2,295	(3)	59,195
Gregory A. Duffey		50,750	-	-		50,750
G. Warren Elliott		90,604	-	-		90,604
Daniel J. Fisher		53,375	-	-		53,375
Donald A. Fry		46,050	-	-		46,050
Allan E. Jennings, Jr.		57,750	-	-		57,750
Richard E. Jordan III	(4)	35,450	-	-		35,450
Stanley J. Kerlin		53,850	-	-		53,850
Patricia D. Lacy		51,200	-	-		51,200
Donald H. Mowery		46,450	-	-		46,450
Kimberly M. Rzomp		11,350	-	-		11,350
Martha B. Walker		52,475	-	16,392	(5)	68,867

_____________________

(1)

The amount reported is the aggregate dollar value of all fees earned (even if deferred) or paid in cash for services as a director in 2019, including annual retainer fees, committee and/or chairmanship fees and meeting fees.

(2)

The amounts reported in this column consist of payouts earned in the indicated year in respect of the Company's performance for the previous year under the Director Pay for Performance Program, a non-equity incentive compensation plan described below.

(3)	The amount reported is the annual premium paid by Franklin Financial on a split-dollar life insurance policy maintained for the benefit of the director.
(4)	Mr. Jordan resigned from the Board of Directors on October 21, 2019.
(5)

The amount reported is the amount paid to the Director under a deferred compensation arrangement known as the Brick Plan described below.  Ms. Walker reached the Board mandatory retirement age in 2019 and retired from the Board of Directors on December 31, 2019.

Director fees payable by F&M Trust are eligible to be deferred pursuant to the Farmers and Merchants Trust Company of Chambersburg Directors’ Deferred Compensation Plan (the “Director Deferred Compensation Plan”). Participation in the Director Deferred Compensation Plan is voluntary and each participant may elect each year to defer all or a portion of their F&M Trust director’s retainer. Each participant directs the investment of their own account among various publicly available mutual funds designated by the Bank’s Investment and Trust Services department. Growth of each participant’s account is a result of investment performance and is not the result of an interest factor or interest formula established by the participant or the Bank. The balance in such director’s deferred benefit account is payable to a designated beneficiary within 60 days upon the first to occur of the director’s retirement from the Board or death. The director may select a lump sum payout or may elect to receive a payout over a period of up to five years. Directors participating in this plan and amounts deferred for 2019 are: Brown, Fisher, Fry, Lacy and Walker. Each participating director deferred $18,000. Ms. Walker reached the Board mandatory retirement age in 2019 and retired from the Board of Directors on December 31, 2019.

Director fees payable by F&M Trust from 1982 to 1988 were eligible to be deferred under a deferred compensation arrangement known as the Brick Plan. The components of the plan were life insurance policies on the lives of the participating directors with the Bank as beneficiary and an individual agreement between the Bank and each director that outlined future payments to the director commencing at age 65. The director is to be paid a fixed amount monthly over a ten-year period beginning at age 65. Ms. Walker received a payout of $16,392 in 2019 and was the only director in the plan. Ms. Walker reached the Board mandatory retirement age in 2019 and retired from the Board of Directors on December 31, 2019.

In January 2008, the Board of Directors adopted the Director Pay for Performance Program (the "Pay for Performance Program") under the terms of which non-employee directors are eligible to receive an annual cash bonus if Franklin Financial achieves certain financial targets established in advance by the Board. The financial targets are expressed in terms of the average annual increase in diluted earnings per share over rolling measurement periods of three calendar years each. The target bonus payable under the Pay for Performance Program is an amount equal to 10% of the total Franklin Financial and F&M Trust retainer fees earned by a participant during the third calendar year of the three-year measurement period. A director may receive a bonus which is more or less than the target bonus, depending upon the extent to which Franklin Financial meets or exceeds the financial target established by the Board for the three-year measurement period. Bonuses earned under the Pay for Performance Program are paid in the second quarter of the calendar year following the third calendar year of the three-year measurement period. The Company’s average annual increase in diluted earnings per share as reported for calendar years 2016 through 2018 was a negative 7.2% and no payout was earned for 2018 and therefore, there was no payout in 2019.

At the 2019 Annual Meeting of Shareholders, the Directors recommended, and the shareholders approved the 2019 Omnibus Stock Incentive Plan (Stock Plan) to be effective February 28, 2019. The Stock Plan allows for the award of various types of equity compensation to be awarded to directors as a component of long-term compensation. Each year, under the terms of the Stock Plan, the Committee establishes two distinct performance criteria: (1) net income versus budget, and (2) return on equity compared to a defined peer group performance. Performance is measured as: “Threshold”, “Target”, and “Outstanding” against the performance criteria. The number of shares awarded is determined by the type of stock award (e.g. restricted stock, incentive stock options) being granted.  The following illustrates the Stock Plan structure for the Board of Directors:

		Performance Level Goals
Performance Criteria	Criterion Weighting	Threshold	Target	Outstanding

Net Income v. Budget	60%	95%-99% of budget	100%-110% of budget	> 110% of budget

ROE Peer Performance	40%	95%-99% of peer	100%-110% of peer	> 110% of peer

Based on 2019 results, a 2020 Stock Plan award of 3,588 shares (in the form of Restricted Stock) for the Board of Directors was approved by Compensation and Personnel Committee on February 27, 2020, in accordance with the Stock Plan.  The shares will fully vest in one year.

BOARD STRUCTURE AND COMMITTEES

Leadership of the Board of Directors is placed in an independent Chairman. The Board performs its risk management oversight role through its committee structure. In addition to the Audit, Nominating and Corporate Governance, and Compensation and Personnel committees described below, the Board also has Asset-Liability, Credit Risk Oversight, and Investment and Trust committees. An independent director chairs each of these committees. Board members are selected to serve on committees where it is believed that their knowledge and experience will be most beneficial to the Company. Each board committee meets at least quarterly.

The following table shows the committee structure of Franklin Financial and F&M Trust.

	Franklin Financial					F&M Trust

			Nominating &				Credit
	Asset-		Corporate	Compensation			Risk
	Liability	Audit	Governance	& Personnel	Executive	Trust	Oversight	Executive

Martin R. Brown		*		*	*	Chair		*
Kevin W. Craig	*	*					*
Gregory A. Duffey	*		*			*
G. Warren Elliott	*	*	*	Chair	Chair		*	Chair
Daniel J. Fisher	*	*	Chair	*
Donald A. Fry				*	*	*		*
Allan E. Jennings, Jr.	*	Chair		*	*		*	*
Stanley J. Kerlin	Chair				*	*	*	*
Patricia D. Lacy			*	*		*
Donald H. Mowery		*	*				Chair
Kimberly M. Rzomp	*	*					*

*Member

Audit Committee

Chair: Allen E. Jennings, Jr.

Number of Meetings in 2019:  5

The Audit Committee assists the Board of Directors in fulfilling its responsibilities in providing oversight over the integrity of Franklin Financial's financial statements, Franklin Financial's compliance with applicable legal and regulatory requirements and the performance of Franklin Financial's internal audit function. The Audit Committee is responsible for the appointment, compensation, oversight and termination of Franklin Financial's independent auditors and regularly evaluates the independent auditors' independence from Franklin Financial and Franklin Financial's management. The Audit Committee reviews and approves the scope of the annual audit and is also responsible for, among other things, reporting to the Board on the results of the annual audit and reviewing the financial statements and related financial and nonfinancial disclosures included in Franklin Financial's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The Audit Committee also reviews Franklin Financial's disclosure controls and procedures and internal controls. The Audit Committee prepares the Audit Committee Report for inclusion in the annual proxy statement and oversees investigations into complaints concerning accounting and auditing matters. The Audit Committee also meets periodically with Franklin Financial's independent auditors and with Franklin Financial's internal auditors outside of the presence of management and has authority to retain outside legal, accounting and other professionals to assist it in meeting its responsibilities.

The Audit Committee operates under a charter adopted by the Board of Directors, which is posted on Franklin Financial's website at www.franklinfin.com. All members of the Audit Committee were at all times during 2019 “independent directors” as such term is defined by the rules of the NASDAQ Stock Market. The Audit Committee has designated Ms. Rzomp as its “audit committee financial expert” as such term is defined in the Sarbanes-Oxley Act and applicable SEC rules and regulations

Nominating and Corporate Governance Committee

Chair: Daniel J. Fisher

Number of Meetings in 2019:  5

The Nominating and Corporate Governance Committee is responsible, among other things, for recommending to the Board of Directors persons to be nominated for election to the Board, persons to be appointed to fill vacancies on the Board and persons to be elected as officers of the Board. The Nominating and Corporate Governance Committee operates under a charter adopted by the Board of Directors, which is posted on Franklin Financial's website at www.franklinfin.com. All members of the Nominating Committee were at all times during 2019 “independent directors” as such term is defined by the rules of the NASDAQ Stock Market.

Compensation and Personnel Committee

Chair: G. Warren Elliott

Number of Meetings in 2019:  6

The Compensation and Personnel Committee assists the Board of Directors in fulfilling its responsibilities in providing oversight over Franklin Financial's compensation policies and procedures. The Compensation and Personnel Committee is responsible for reviewing and approving senior officer compensation, for evaluating the President and Chief Executive Officer, for overseeing the administration of the Company's compensation program generally as it affects all other officers and employees, for administering the Company's incentive compensation programs (including the Stock Plan), for approving and overseeing the administration of the Company's employee benefits programs, for providing insight and guidance to management with respect to employee compensation generally, and for reviewing and making recommendations to the Board with respect to director compensation. The Committee operates under a charter adopted by the Board of Directors, which is posted on Franklin Financial's website at www.franklinfin.com. All members of the Compensation and Personnel Committee were at all times during 2019 "independent directors" as such term is defined by the rules of the NASDAQ Stock Market.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation and Personnel Committee is an employee or former employee of Franklin Financial or F&M Trust. There were no compensation committee “interlocks” at any time during 2019, which in general terms means that no executive officer or director of Franklin Financial served as a director or member of the compensation committee of another entity at the same time as an executive officer of such other entity served as a director of Franklin Financial.

EXECUTIVE COMPENSATION

The Compensation and Personnel Committee of the Company's Board of Directors administers the Company's executive compensation program. The Company currently has nine senior officers, including the President and Chief Executive Officer. The Compensation and Personnel Committee, which is composed entirely of independent directors, is responsible for reviewing and approving senior officer compensation, for evaluating the President and Chief Executive Officer, for overseeing the administration of the Company's compensation program generally as it affects all other officers and employees, for administering the Company's incentive compensation programs (including the Stock Plan), for approving and overseeing the administration of the Company's employee benefits programs, for providing insight and guidance to management with respect to employee compensation generally, and for reviewing and making recommendations to the Board with respect to director compensation.

The Compensation and Personnel Committee operates under a charter adopted by the Board of Directors. The Committee annually reviews the adequacy of its charter and recommends changes to the Board for approval. The Committee meets at scheduled times during the year and on an "as necessary" basis, The Chairman of the Compensation and Personnel Committee reports on Committee activities and makes Committee recommendations at meetings of the Board of Directors.

The Compensation and Personnel Committee believes that executive compensation should be tied to individual performance, should vary with the Company's performance in achieving its financial and non-financial objectives, and should be structured so as to be closely aligned with the interests of the Company's shareholders. The Committee also believes that the compensation package of each senior officer should include an at-risk, performance-based component and that this component should increase as an officer's authority and responsibility increase. The Committee's philosophy is reflected in the Company's compensation objectives for its senior officers, which are as follows:

·	Create a merit-based, pay for performance incentive-driven system which is linked to the Company’s financial results and other factors that directly and indirectly influence shareholder value;

·	Establish a compensation system that enables the Company to attract and retain talented executives who are motivated to advance the interests of the Company's shareholders; and

·	Provide a total compensation package that is fair in relation to the compensation practices of comparable financial institutions.

The elements of total compensation paid by the Company to its senior officers, including the Chief Executive Officer (the "CEO") and the other executive officers (collectively, together with the CEO, the “Named Executive Officers”) identified in the Summary Compensation Table following this discussion, include:

•	Base salary;
•	Short-term incentive compensation in the form of cash awards granted under the Company’s Management Group Pay for Performance Program;
•	Long-term incentive compensation in the form of stock options granted under the Company’s Incentive Stock Option Plan;
•	Benefits under the Company’s retirement plan; and
•	Benefits under the Company’s health and welfare benefits plans.

Base Salary

The base salaries of the Named Executive Officers are reviewed by the Compensation and Personnel Committee annually in December of each year, as well as at the time of any promotion or significant change in job responsibilities. Base salaries for our senior officers are established based upon the scope of their responsibilities, taking into account compensation paid by comparable financial institutions for similar positions.

Short-Term Incentive Compensation

The Company has adopted the Management Group Pay for Performance Program (the "PFP Program") for purposes of linking a portion of the compensation of its senior officers, including the Named Executive Officers, to the success of the Company in meeting certain financial targets which are established annually by the Compensation and Personnel Committee. Under the terms of the PFP Program the Committee established in February 2018, five distinct financial targets for the following: (1) tax equivalent net interest income, (2) noninterest income, (3) noninterest expense, (4) loan quality, and (5) corporate net income.  Target (4) is measured against national peer group loan quality data published by the Federal Reserve System in the Bank Holding Company Performance Report.

Each PFP Program target is evaluated separately and is assigned a payout range expressed as a percentage of annual base salary. Payouts under the PFP Program are determined on the basis of the Company's performance relative to the targets established by the Committee.  The potential annual payout for targets one through four range from 0% to 2.5%, and from 0 – 12% for target five, resulting in an aggregate payout range from 0% to 22% percent of an executive's annual base salary. To earn a payout in any target category, the established target must be met or exceeded.  In addition, the PFP Program payout level is dependent upon the executive’s annual performance rating and receipt of the peer group data which is usually unavailable until after the mailing of the Proxy Statement.

In February 2019, the Committee reviewed the 2018 PFP Program targets. The Committee determined that the targets for measurements (1), (2) and (3) were achieved. Measurements (4) and (5) were not achieved. Based on these results, the 2018 PFP Program award was 6.0% and was paid out in 2019.

In 2019, the Company adopted the Senior Management Annual Incentive Plan (the "Incentive Plan") for purposes of linking a portion of the compensation of its senior officers, including the Named Executive Officers, to the success of the Company in meeting certain financial targets which are established annually by the Compensation and Personnel Committee. Each year, under the terms of the Incentive Plan, the Committee establishes four distinct performance criteria: (1) net income versus budget, (2) return on equity compared to peer group performance, (3) accomplishment of individual goals, and (4) a discretionary component. Performance criteria one and two are set at the same goal for each participant in the Incentive Plan while criteria three and four are managed by the Board (for the CEO) or the CEO (for other Named Executive Officers) and are unique to each participant.

Each performance criterion is weighted differently depending on the position, but in a manner where the total weighting equals 100%. A performance level goal is then defined for each performance criterion defined as “Threshold”, “Target” and “Outstanding” An incentive award defined as a percent of salary is then defined for “Threshold”, “Target” and “Outstanding” performance results.  The payout opportunities vary by position due to the different level of incentive award percentage assigned to the position and the criteria weighting.  Payouts can range from 0% to 50% of salary, based on position and the achievement level of each performance criterion. In the first quarter of 2020 the Committee reviewed the results of the 2019 performance criteria.    For 2019, Net Income v. Budget achieved the “Target” goal and ROE Peer Performance achieved the “Outstanding” goal.  The Committee also reviewed the Functional goal and Discretionary award for each Named Executive Officer.  The Incentive Plan awards earned by the Named Executive Officers for 2019 are reported in the Summary Compensation Table and will be paid out in 2020.  The following illustrates the Incentive Plan structure for the Chief Executive Officer:

		Performance Level Goals / Payout Percentage
Performance Criteria	Criterion Weighting	Threshold	Target	Outstanding

Net Income v. Budget	35%	95%-99% of budget (15%)	100%-110% of budget (30%)	> 110% of budget (50%)

ROE Peer Performance	35%	95%-99% of peer (15%)	100%-110% of peer (30%)	> 110% of peer (50%)

Functional Goals	15%	15%	30%	50%

Discretionary	15%	15%	30%	50%

Long-Term Incentive Compensation

The Company used the grant of incentive stock options under its Incentive Stock Option Plan of 2013 as the primary vehicle for providing long-term incentive compensation opportunities to its senior officers, including the Named Executive Officers through 2018. The Plan provided for the grant of incentive stock options to purchase shares of Company common stock at a per share exercise price which is not less than 100% of the fair market value of such shares on the date that the option is granted. The award was based on the Company’s average annual increase in diluted earnings per share over a three-year period. Incentive stock options are the only form of award provided for under the Incentive Stock Option Plan.

The Company’s average annual increase in diluted earnings per share as reported for calendar years 2016 through 2018 was a negative 7.2%. As a result, no incentive stock options were granted in 2019.

At the 2019 Annual Meeting of Shareholders, the Directors recommended, and the shareholders approved the 2019 Omnibus Stock Incentive Plan (Stock Plan) to be effective February 28, 2019. The Stock Plan replaces the Incentive Stock Option Plan of 2013 and the 2013 Plan was frozen and no new awards will be granted under the 2013 Plan. The Stock Plan allows for the award of various types of equity compensation to be awarded to key officers as a component of long-term compensation. Each year, under the terms of the Stock Plan, the Committee establishes two distinct performance criteria: (1) net income versus budget, and (2) return on equity compared to peer group performance. Performance is measured as: “Threshold”, “Target”, and “Outstanding” against the performance criteria. The number of shares awarded is based upon the participants position in the Company and the type of stock award (e.g. restricted stock, incentive stock options) being granted.

The following illustrates the Stock Plan structure for Named Executive Officers and other senior officers:

		Performance Level Goals
Performance Criteria	Criterion Weighting	Threshold	Target	Outstanding

Net Income v. Budget	60%	95%-99% of budget	100%-110% of budget	> 110% of budget

ROE Peer Performance	40%	95%-99% of peer	100%-110% of peer	> 110% of peer

Based on 2019 results, a 2020 Stock Plan award (in the form of Restricted Stock) for the Named Executive Officers was approved by Compensation and Personnel Committee on February 27, 2020, in accordance with the stock plan.  The CEO was awarded 1,790 shares and each of the other Named Executive Officers were awarded 990 shares each.  One-third of the shares will vest each year over a three-year period.

At the Company’s annual meeting of shareholders held in 2019, the shareholders approved the compensation paid to our Named Executive Officers (as defined below) in 2018 in a non-binding advisory vote by a majority of the votes cast. In consideration, in part, of that vote, the Compensation and Personnel Committee did not make any material changes to its salary compensation policies, procedures or practices for 2019. In 2019, the Compensation and Personnel Committee made changes to the short-term and long-term compensation plans as described in the Executive Compensation section.

Compensation Tables and Additional Compensation Disclosure

Total Compensation

The following table provides certain summary information concerning total compensation paid or accrued by Franklin Financial and F&M Trust to Timothy G. Henry, the President and Chief Executive Officer of Franklin Financial, Mark R. Hollar, Senior Vice President and Chief Financial Officer of Franklin Financial, and to the most highly compensated executive officer other than Messrs. Henry and Hollar whose total compensation in 2019 exceeded $100,000.

SUMMARY COMPENSATION TABLE

				Non-Equity
				Incentive
Name and			Option	Plan	All Other
Principal		Salary	Awards	Compensation	Compensation	Total
Position	Year	(1)	(2)	(3)	(4)
		$	$	$	$	$

Timothy G. Henry	2019	368,042	-	159,100	19,722	546,864
President & Chief	2018	317,642	15,864	19,059	21,610	374,175
Executive Officer

Mark R. Hollar	2019	225,708	-	67,265	14,884	307,857
Senior Vice President	2018	215,358	15,864	12,921	16,246	260,389
Chief Financial Officer

Steven D. Butz	2019	194,300	-	45,471	9,715	249,486
Senior Vice President	2018	184,548	14,634	11,073	10,734	220,989
(F&M Trust)

_____________________

(1)	The amounts reported in this column consist of base salary earned during the indicated year.
(2)

The amounts reported in this column would reflect the dollar amount of the compensation expense recognized for financial statement reporting purposes for the indicated year in accordance with FASB ASC Topic 718 in connection with awards of stock options made pursuant to the Incentive Stock Option Plan.

(3)

The amounts reported in this column consist of payouts earned in the indicated year in respect of the Company's performance for that year under the Management Group Pay for Performance Program, a non-equity incentive compensation plan.

(4)	The components of all other compensation are reported in the All Other Compensation table that follows.

ALL OTHER COMPENSATION TABLE

				NonQualified	Perquisites
		Company Contributions	Split Dollar Life	Pension	and Other
Name	Year	to 401(k) Plan	Insurance Premium	Contribution	Compensation		Total
		$	$	$	$		$
Timothy G. Henry	2019	14,000	-	-	5,722	(1)	19,722
	2018	16,450	-	-	5,160	(1)	21,610

Mark R. Hollar	2019	11,931	567	2,386	-		14,884
	2018	13,432	488	2,326	-		16,246

Steven D. Butz	2019	9,715	-	-	-		9,715
	2018	10,734	-	-	-		10,734

(1)	Value of personal use of company car.

Outstanding Stock Option
and Other Equity Awards at Fiscal Year End

The following table provides certain information with respect to the executive officers named in the Summary Compensation Table appearing above concerning stock options and other equity awards which were outstanding on December 31,  2019.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2019

			Option Awards (1)
			Number of
			Securities
			Underlying
			Unexercised	Option	Option
			Options	Exercise	Expiration
Name	Grant Date		Exercisable (2)	Price $	Date
Timothy G. Henry	2/23/2017	(ISOP)	3,100	30.00	2/23/2027
	2/22/2018	(ISOP)	2,927	34.10	2/22/2028
	7/1/2019	(ESPP)	475	36.21	6/30/2020

Mark R. Hollar	2/26/2015	(ISOP)	2,400	22.05	2/26/2025
	2/25/2016	(ISOP)	3,000	21.27	2/25/2026
	2/23/2017	(ISOP)	3,000	30.00	2/23/2027
	2/22/2018	(ISOP)	2,927	34.10	2/22/2028
	7/1/2019	(ESPP)	326	36.21	6/30/2020

Steven D. Butz	2/26/2015	(ISOP)	2,250	22.05	2/26/2025
	2/25/2016	(ISOP)	2,700	21.27	2/25/2026
	2/23/2017	(ISOP)	2,700	30.00	2/23/2027
	2/22/2018	(ISOP)	2,700	34.10	2/22/2028
	7/1/2019	(ESPP)	280	36.21	6/30/2020

_____________________

(1)	Reported options were granted under the Incentive Stock Option Plan or Employee Stock Purchase Plan, as indicated.
(2)	Reflects the number of shares of stock underlying unexercised options that are exercisable as of December 31, 2019.

Employment Agreements And Potential Payments
Upon Termination Or Change In Control

All employees of the Company, including the Company's executive officers, are employed at will and do not have employment contracts, severance pay agreements or "golden parachute" arrangements that would be triggered upon the occurrence of a change in control of the Company.

Equity Compensation Plan Information

The following table summarizes share and exercise price information relating to Franklin Financial's equity compensation plans as of December 31, 2019:

EQUITY COMPENSATION PLAN INFORMATION AT DECEMBER 31, 2019

Number of
Securities
Remaining
	Number of	Weighted-	Available For
	Securities To Be	Average	Future Issuance
	Issued Upon	Exercise	Under Plans
	Exercise Of	Price of	(Excluding
	Outstanding	Outstanding	Securities
Plan	Options, Warrants	Options, Warrants	Reflected In The
Category	And Rights (1)	And Rights $	First Column) (2)

Equity Compensation Plans Approved By Security Holders	92,979	28.55	307,021
Equity Compensation Plans Not Approved By Security Holders	-	N/A	-
Total	92,979	28.55	307,021

_____________________

(1)	Number of shares subject to issuance pursuant to the exercise of outstanding options granted under the 2019 Omnibus Stock Incentive Plan.
(2)	Number of shares available for future issuance under the 2019 Omnibus Stock Incentive Plan.

ADVISORY VOTE ON COMPENSATION PAID TO NAMED EXECUTIVE OFFICERS

(“Say-On-Pay”)

The Board of Directors recognizes the interest shareholders have in the compensation of our executives. In recognition of this interest and as required by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), we are providing shareholders with the opportunity to cast a non-binding advisory vote to approve the compensation paid to our named executive officers as disclosed in this proxy statement.

As disclosed in the Executive Compensation Discussion, we believe that executive compensation should be tied to individual performance, should vary with the Company’s performance in achieving its financial and non-financial objectives, and should be structured so as to be closely aligned with the interests of the Company’s shareholders. We also believe that executive compensation should include an at-risk, performance based component and that this component should increase as an officer’s authority and responsibility increase. To the extent that established performance goals are exceeded, we believe that executive officers should be financially rewarded.

Base salaries for our executive officers are established based upon salary ranges for each position developed by reference to published salary surveys for comparable positions at similar financial institutions within central Pennsylvania to assure that base salaries fall within the market value for each position.

The Management Group Incentive Plan links a portion of executive compensation to the success of the Company in meeting certain financial targets established annually by the Compensation and Personnel Committee of the Board of Directors.

The Company uses stock awards, as described in the Executive Compensation section, as the primary vehicle for providing long term incentive compensation. The Company uses these performance measures because it believes they drive both market value of the Company’s common stock and of the Company’s capacity to increase the amount of cash dividends it is able to pay to its shareholders.

The Company also provides health and welfare benefits to all of its employees on a nondiscriminatory basis. It also maintains a 401(k) plan for all employees and a defined benefit pension plan for persons employed prior to April 1, 2007.

Based upon the foregoing, and as discussed in the Executive Compensation Discussion and disclosed in the compensation tables and related narrative, we believe that our executive compensation programs, executive compensation levels and individual compensation actions align with our executive compensation philosophy, support its goals and provide an appropriate balance between risk and reward. For these reasons, we are asking our shareholders to approve the compensation paid to our named executive officers as disclosed in this proxy statement.

Shareholder Resolution

“RESOLVED, that the compensation of the Named Executive Officers as disclosed in the Company’s proxy statement for the Annual Meeting to be held April 28, 2020 is hereby approved.”

The approval of a majority of the votes cast by shareholders present in person or by proxy and entitled to vote at the annual meeting, assuming a quorum is present, is required to approve this proposal. Although the vote is advisory and not binding in any way, the Board of Directors and the Compensation and Personnel Committee value the opinions of our shareholders and will carefully consider the result of the vote in connection with future compensation decisions for our named executive officers.

The Board of Directors recommends that you vote FOR approval of the compensation paid to our Named Executive Officers as disclosed in this proxy statement.

AMENDMENT TO ARTICLES OF INCORPORATION TO ADD NEW ARTICLE 13 TO AUTHORIZE UNCERTIFICATED SHARES

The Company is seeking to amend the Articles of Incorporation to add new Article 13 which authorizes the Company to issue uncertificated shares of any or all classes and series of shares of the Company.  Currently, the Company’s shares may only be represented by shares with certificates.  However, Pennsylvania law permits a company’s shares to be issued without certificates which are called uncertificated, or book-entry, shares.  However, in order for a company to issue uncertificated shares, the Company’s governing documents must permit it.  Currently, the Company’s Articles of Incorporation do not provide for uncertificated shares.

If shareholders approve and adopt the proposed amendment to the Articles of Incorporation, the amendment will become effective upon the filing of amended and restated Articles of Incorporation with the Pennsylvania Department of State.

We recommend that the shareholders approve and adopt a proposal to amend the Company’s Articles of Incorporation by adding new Article 13 to read in full and in its entirety as follows:

13.Any or all classes and series of shares of the corporation, or any part thereof, may be uncertificated shares to the extent determined by the Board of Directors from time to time; provided, however, that in no event shall any shares represented by a certificate be deemed uncertificated until the certificate is surrendered to the corporation.

Purpose of Adding Article 13

Under Pennsylvania law, the governing documents of a company may provide for shares of the company to be represented uncertificated shares. On December 20, 2018, the Board of Directors of the Company approved and adopted amendments to the Company’s Bylaws to provide for uncertificated shares. To ensure that the Company is authorized to issue uncertificated shares, on February 27, 2020, the Board of Directors approved and adopted an amendment to the Articles of Incorporation adding new Article 13 and directed that the proposed amendment to the Articles of Incorporation be submitted to the shareholders of the Corporation for their approval and adoption at the Corporation’s 2020 Annual Meeting of Shareholders.

By permitting the Company’s shares to be uncertificated, it provides the Company’s shareholder’s with a greater ability to track, manage and safeguard their shares of common stock, it enables the Company to reduce and limit expenses related to the issuance of and accounting for paper certificates, including expenses related to lost certificates, it conforms to the record keeping requirements of major stock exchanges to permit book entry stock registers, and it puts the Company on equal footing with the vast majority of other financial institutions in the United States. While the Company intends to continue offering certificated shares to those shareholders who wish to keep stock certificates, the ability to provide uncertificated shares permits the Company to meet the needs of those shareholders who wish to have their shares held in uncertificated or book-entry form.

Amendment Resolution

The board of directors proposes and recommends that shareholders approve and adopt the following resolution:

RESOLVED, that the Articles of Incorporation are hereby amended to add new Article 13 to read in full and in its entirety as follows and to be effective upon the filing and effectiveness of Articles of Amendment with the Pennsylvania Secretary of State:

13.Any or all classes and series of shares of the Corporation, or any part thereof, may be uncertificated shares to the extent determined by the Board of Directors from time to time; provided, however, that in no event shall any shares represented by a certificate be deemed uncertificated until the certificate is surrendered to the Corporation.

Required Vote and Recommendation

The amendment to the Articles of Incorporation to add new Article 13 requires the affirmative vote of the holders of a majority of the shares entitled to vote at the Annual Meeting of Shareholders.

The Board of Directors recommends that you vote FOR approval and adoption of the amendment to the Articles of Incorporation to add new Article 13.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed the audited consolidated financial statements of Franklin Financial for the year ended December 31, 2019 and has discussed these financial statements with management and with Franklin Financial's independent registered public accounting firm, Crowe LLP ("Crowe"). The Audit Committee also has discussed with Crowe the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.

The Audit Committee has received from Crowe the written disclosures and letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding, and has discussed with Crowe, its independence from Franklin Financial and its management.

Based upon the review and discussions described above, the Audit Committee recommended to the Board of Directors that Franklin Financial's audited consolidated financial statements for the year ended December 31, 2019 be included in Franklin Financial's Annual Report on Form 10-K for that year.

In connection with the standards for accountant's independence adopted by the SEC, the Audit Committee considers in advance of the provision of any non-audit services by Franklin Financial's independent accountants whether the provision of such services is compatible with maintaining the independence of such accountants.

This report is not intended to be "soliciting material," is not intended to be "filed" with the SEC, and is not intended to be incorporated by reference into any filing made by Franklin Financial with the SEC under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether such filing is made before or after the date hereof and notwithstanding any general incorporation language contained in any such filing.

The foregoing report is submitted by the Audit Committee:

Allan E. Jennings, Jr., Chairman

Martin R. Brown

Kevin W. Craig

G. Warren Elliott

Daniel J. Fisher

Donald H. Mowery

Kimberly M. Rzomp

RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

General Information

For the year ended December 31, 2019, Franklin Financial engaged Crowe LLP to audit its consolidated financial statements.  Representatives of Crowe LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.  For the year ended December 31, 2018 Franklin Financial engaged BDO USA, LLP to audit its consolidated financial statements.

The Audit Committee of the Board of Directors of Franklin Financial conducted a competitive process to select the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2019. Several independent registered public accounting firms were invited to participate in this process, including BDO USA, LLP, which audited the Corporation’s financial statements for the fiscal year ended December 31, 2018.

On May 24, 2019, the Corporation, after review and recommendation of the Audit Committee, dismissed BDO USA, LLP as the Corporation’s independent registered public accounting firm.

The reports of BDO USA, LLP on the Corporation’s consolidated financial statements for the fiscal years ended December 31, 2018 and 2017 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2018 and 2017 and the subsequent interim period through May 24, 2019, there were no disagreements (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with BDO USA, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO USA, LLP, would have caused BDO USA, LLP to make reference thereto in its reports on the consolidated financial statements for such years. During the fiscal years ended December 31, 2018 and 2017 and through May 24, 2019, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

On May 24, 2019, the Corporation, after review and recommendation of the Audit Committee, appointed Crowe LLP as the Corporation’s new independent registered public accounting firm for and with respect to the year ending December 31, 2019, effective immediately, subject to completion of Crowe LLP’s standard client acceptance procedures and execution of an engagement letter.

During the years ended December 31, 2018 and 2017, and the subsequent interim period through May 24, 2019, neither the Corporation nor anyone on its behalf consulted with Crowe LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Corporation’s consolidated financial statements, and no written report or oral advice was provided to the Corporation that Crowe LLP concluded was an important factor considered by the Corporation in reaching a decision as to any accounting, auditing or financial reporting issues; or (ii) any matter that was either the subject of a disagreement or a reportable event (within the meaning of Item 304(a)(1)(iv) and Item 304(a)(1)(v) of Regulation S-K, respectively).

Information About Fees

Aggregate fees billed to Franklin Financial by Crowe LLP for services rendered in 2019 and by BDO USA LLP for services rendered in 2018 are presented below:

	Years Ended December 31
	2019	2018
Audit Fees	$200,000	$208,000
Audit Related Fees	27,315	25,000
Tax Fees	-	23,010
All Other Fees	-	-
Total Fees	$227,315	$256,010

Audit Fees include fees billed for professional services related to the audit of Franklin Financial’s annual consolidated financial statements, including audit of internal controls, and the review of the unaudited financial statements included in Franklin Financial’s Quarterly Reports on Form 10-Q.

Audit Related Fees include fees billed for professional audit related services consisting principally of employee benefit plan audits and consultation with respect to accounting matters.

Tax Fees include fees billed for professional tax related services consisting principally of the preparation of state and federal tax returns and assistance with tax matters.

All Other Fees include fees billed for services other than the services reported under the Audit Fees, Audit Related Fees, or Tax Fees sections of the table above.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee pre-approves all audit and legally permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. The Audit Committee has adopted a policy for the pre-approval of services provided by the independent auditors. Under the policy, pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. In addition, the Audit Committee may also pre-approve particular services on a case-by-case basis. For each proposed service, the independent auditor is required to provide detailed back-up documentation at the time of approval or such other detailed information as the Audit Committee deems appropriate. The Audit Committee may delegate to subcommittees of one or more of its members the authority to pre-approve all auditing and permitted non-audit services (including the authority to approve non-audit services pursuant to the de minimis exception set forth in applicable SEC rules and regulations), provided that such decisions are presented to the full Committee at it next scheduled meeting. All audit and permissible non-audit services provided by Crowe LLP in 2019 were either pre-approved by the Audit Committee, or approved and reported under the de minimis exception set forth in the applicable SEC rules and regulations.

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Under the Audit Committee’s Charter, the Audit Committee is responsible for selecting the Company’s independent auditors. The Audit Committee evaluates and monitors the auditors’ qualifications, performance and independence. You can learn more about the Audit Committee’s responsibilities with respect to the independent auditors in the Audit Committee’s charter, which is posted on our website at www.franklinfin.com.

The Audit Committee presented its conclusions regarding the independent auditors to our Board of Directors. Following this presentation, the Board voted to recommend that shareholders vote to ratify the Audit Committee’s selection of Crowe LLP as the Company’s independent registered public accounting firm for 2020.

The Audit Committee and Board have adopted a policy that if a majority of the votes cast at the annual meeting is against ratification, the Audit Committee will reconsider its selection of Crowe LLP. The Audit Committee, however, will be under no obligation to select new independent auditors. If the Audit Committee does select new independent auditors for 2020, the Company will not seek shareholder ratification of the Audit Committee’s new selection.

The Board of Directors recommends a vote FOR the ratification of the Audit Committee’s selection of Crowe LLP, as the independent registered public accounting firm for 2020.

ADDITIONAL INFORMATION

Key Employees

The following persons are key employees of Franklin Financial (some of whom are officers of F&M Trust):

Name	Age	Office Held
Timothy G. Henry	61	President and Chief Executive Officer, Franklin Financial and F&M Trust, since 2016
		Senior Vice President, BB&T 2013 - 2016

Mark R. Hollar	58	Senior Vice President, Treasurer and Chief Financial Officer, Franklin Financial and
		F&M Trust, since 2006

Steven D. Butz	55	Senior Vice President and Chief Commercial Services Market Manager, F&M Trust, since 2013

Karen K. Carmack	48	Senior Vice President and Chief Human Resources Officer, F&M Trust, since 2006

Ronald L. Cekovich	63	Senior Vice President, Chief Information & Operations Officer, F&M Trust, since 2006

Patricia A. Hanks	59	Senior Vice President, Chief Retail Services Manager, F&M Trust, since 2011

Lorie M. Heckman	56	Senior Vice President, Chief Risk Officer, F&M Trust, since 2015
		Vice President, Compliance Officer, F&M Trust 2006 - 2015

Susan L. Rosenberg, JD.	54	Senior Vice President, Investment and Trust Services Manager, F&M Trust since 2019
		Vice President Commonwealth Trust Company, 2017 - 2018, Attorney (Private Practice) 2009 - 2017

Matthew D. Weaver	51	Senior Vice President, Chief Marketing Officer, F&M Trust since 2014

Transactions with Related Persons

Some of the directors and executive officers of Franklin Financial and the companies with which they are associated were customers of and had banking transactions with F&M Trust in the ordinary course of business during 2019. All loans and commitments to loans made to such persons and the companies with which they are associated were made on substantially the same terms, including interest rates, collateral, and repayment terms, as those prevailing at the time for comparable transactions with other persons and did not involve more than a normal risk of collectability or present other unfavorable features. It is anticipated that F&M Trust will enter into similar transactions in the future. No loan to any director or executive officer is past due, in nonaccrual status or considered a potential problem loan.

In accordance with the terms of Franklin Financial's Corporate Governance Guidelines (which are posted on Franklin Financial's website at www.franklinfin.com), any transaction involving Franklin Financial or any direct or indirect subsidiary of Franklin Financial and an executive officer, a director, a nominee for election to the Board of Directors, or a five percent or greater shareholder (or a member of his or her immediate family or a company or other entity in which he or she has, directly or indirectly, a financial interest) must be submitted for review by the Audit Committee, except that any proposed loan to any such person or entity is submitted to the entire Board of Directors for review. It is the policy of the Company not to engage in any such transition except upon full disclosure of the involvement of such persons and approval by a majority of the disinterested directors. Extensions of credit to such persons also may be subject to F&M Trust’s Regulation O policy. Except for the transaction described below, F&M had no transactions with related persons in 2019.

F&M Trust, in the ordinary course of business, has entered into a real estate lease agreement with Smith Land & Improvement Corporation for a location on which the Bank has a community banking office. Director Jordan, who resigned from Board on October 21, 2019, is the President and CEO of Smith Land & Improvement Corporation. During 2019 F&M Trust made payments of $129,353 to Smith Land & Improvement Corporation under this lease.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934 requires that the directors and certain officers of Franklin Financial file with the SEC reports of ownership and changes in ownership with respect to shares of Franklin Financial common stock beneficially owned by them. Based solely upon its review of copies of such reports furnished to it and written representations made by its directors and those officers who are subject to such reporting requirements, Franklin Financial determined that all transactions were filed on a timely basis.

Shareholder Communication with the Board of Directors

Shareholders and other interested persons who wish to communicate with the Board of Directors (including, specifically, the non-management directors) may do so by letter addressed to Chairman of the Board, Franklin Financial Services Corporation, P.O. Box 6010, Chambersburg, Pennsylvania 17201-6010.

Shareholders and other interested persons who wish to express a concern relating to accounting or audit related matters may do so by letter addressed to Chairman of the Audit Committee, Franklin Financial Services Corporation, P.O. Box 6010, Chambersburg, Pennsylvania 17201-6010.

Householding of Proxy Materials

In accordance with a notice sent to all shareholders with the same last name who share the same address, only one copy of Franklin Financial's Proxy Materials, annual report and proxy statement will be sent to that address, unless contrary instructions are given to Franklin Financial. This practice, known as "householding," is designed to reduce Franklin Financial's printing and postage costs. However, if any shareholder residing at such an address wishes to receive a separate Proxy Materials, annual report and proxy statement in the future, the shareholder may call Franklin Financial's Corporate Secretary at (717) 261-3553 or write to Corporate Secretary, Franklin Financial Services Corp., P.O. Box 6010, Chambersburg, Pennsylvania 17201-6010, or communicate the request by E-mail addressed to a.ducey@f-mtrust.com. If a shareholder is receiving multiple copies of Franklin Financial's Proxy Materials, annual report and proxy statement, the shareholder may request to receive only a single copy of these materials by contacting Franklin Financial's Corporate Secretary in the same manner.

Annual Report on Form 10-K

A  copy of the annual report of Franklin Financial for the year ended December 31, 2019 on Form 10-K as filed with the SEC is available without charge to shareholders, depositors and other interested persons upon request addressed to Mark R. Hollar, Senior Vice President and Chief Financial Officer, Franklin Financial Services Corporation, P.O. Box 6010, Chambersburg, Pennsylvania 17201-6010. Franklin Financial's Form 10-K, as well as its other periodic reports filed with the SEC pursuant to Section 15(d) of the Securities Exchange Act of 1934, are available on Franklin Financial's website at www.franklinfin.com.

OTHER MATTERS

The Board of Directors of Franklin Financial knows of no matters, other than those discussed in this Proxy Statement, which will be presented at the 2020 Annual Meeting. However, if any other matters are properly brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of the Board of Directors of Franklin Financial.

BY ORDER OF THE BOARD OF DIRECTORS

MARK R. HOLLAR, Senior Vice President, Treasurer and Chief Financial Officer

Chambersburg, Pennsylvania

March 16, 2020

Franklin Financial Services Corporation

VOTE

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2020 Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2 – 4.

1. Election of Directors:

Nominee	For	Withhold
01 - G. Warren Elliott	☐	☐
02 - Timothy G. Henry	☐	☐
03 - Stanley J. Kerlin	☐	☐
04 - Kimberly M. Rzomp	☐	☐

Proposal	For	Against	Abstain
2. Approve Compensation of Named Executive Officers (Say-on-Pay)	☐	☐	☐
3. Approve and Adopt the Amendment to the Articles of Incorporation	☐	☐	☐
4. Ratification of the Selection of Auditors	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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4 3 D V

03700A

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Franklin Financial Services Corporation

Notice of 2020 Annual Meeting of Shareholders

The Orchards Restaurant, 1580 Orchard Drive, Chambersburg, PA 17201
Proxy Solicited by Board of Directors for Annual Meeting — April 28, 2020, 9:00 a.m. EST

Amanda M. Ducey or Joyce A. Riley, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Franklin Financial Services Corporation to be held on Tuesday, April 28, 2020 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR (G. Warren Elliott), FOR (Timothy G. Henry), FOR (Stanley J. Kerlin), FOR (Kimberly M. Rzomp), FOR item 2 (Approve Compensation of Named Executive Officers (Say-on-Pay)), FOR item 3 (Approve and Adopt the Amendment to Articles of Incorporation), FOR item 4 (Ratification of the Selection of Auditors).

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark the box if you plan to attend the Annual Meeting and Breakfast (which begins at 8:00 a.m.) ☐